UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☑	Soliciting Material Pursuant to §240.14a-12

Payless ShoeSource, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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The communication contains one or more forward-looking statements. Forward-looking statements are identified by words such as “will,” “expected,” and other similar words. A variety of known and unknown risks and uncertainties could cause actual results to differ materially from the anticipated results which include, but are not limited to: satisfaction of all conditions required for closing, the ability to obtain the approval of The Stride Rite Corporation’s shareholders; the risk that the businesses will not be integrated successfully, or will take longer than anticipated; the risk that the expected cost savings will not be achieved or unexpected costs will be incurred; the risk that customers will not be retained or that disruptions from the transaction will harm relationships with customers, employees and suppliers; costs and other expenditures in excess of those projected for environmental investigation and remediation or other legal proceedings; changes in accounting treatment of any financings; changes in consumer spending patterns; changes in intellectual property, customs and/or tax laws; litigation, including intellectual property and employment litigation; and the ability to hire and retain associates. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of our forward-looking statements. Please refer to the Annual Reports on Form 10-K for Payless ShoeSource, Inc. (“Payless”) and The Stride Rite Corporation (“Stride Rite” collectively with Payless, the “Companies”) for the fiscal years ended February 3, 2007 and December 1, 2006, respectively, for more information on these and other risk factors that could cause actual results to differ. The Companies do not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Stride Rite by Payless. In connection with the proposed acquisition, Payless and Stride Rite intend to file relevant materials with the SEC, including Stride Rite’s proxy statement on Schedule 14A. SHAREHOLDERS OF STRIDE RITE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING STRIDE RITE’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Stride Rite shareholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Stride Rite. Such documents are not currently available.
This communication may also be deemed to be solicitation material in respect of the proposed amendment to the certificate of incorporation of Payless. In connection with the amendment to the certificate of incorporation, Payless intends to file relevant materials with the SEC, including Payless’ proxy statement on Schedule 14A. STOCKHOLDERS OF PAYLESS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING PAYLESS’ PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED AMENDMENT TO PAYLESS’ CERTIFICATE OF INCORPORATION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Payless stockholders will receive information at an appropriate time on how to obtain documents related to the amendment of the certificate of incorporation for free from Payless. Such documents are not currently available.
Payless and its directors and executive officers, and Stride Rite and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Stride Rite common stock in respect of the proposed transaction. Payless and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Payless common stock in respect of the proposed amendment of Payless’ Certificate of Incorporation. Information about the directors and executive officers of Payless is set forth in Payless’ Annual Report on Form 10-K for the most recently ended fiscal year, which was filed with the SEC on April 3, 2007. Information about the directors and executive officers of Stride Rite is set forth in the proxy statement for Stride Rite’s most recent 10-K, which was filed with the SEC on February 13, 2007. Investors may obtain additional information regarding the interest of Payless and its directors and executive officers, and Stride Rite and its directors and executive officers in the proposed transaction by reading the proxy statement regarding the acquisition when it becomes available. Investors may obtain additional information regarding the interest of Payless and its directors and executive officers in the proposed amendment to Payless’ Certificate of Incorporation by reading the proxy statement regarding the amendment of the certificate of incorporation when it becomes available.

To:	All Stride Rite, Payless, and Collective Licensing Associates

From:	David Chamberlain and Matt Rubel

Subject:	Integrating our Companies to Form a Preeminent Footwear Company
We want to provide you an overview of the process that will guide us as we work to integrate our companies to form Collective Brands Inc.
Over the past few weeks, leaders from Stride Rite and Payless have met several times. In great partnership, the leadership team has defined an integration process that will actively seek the best thinking, best ideas, and best practices of both organizations. When our companies come together, our objective is to form the preeminent footwear company in the world. And, the integration process laid out by the joint leadership team is strongly aligned with that objective. It will also be a highly collaborative process, with Associates from Stride Rite and Payless actively participating in all steps.
“Who will participate in the integration process?”
An Executive Steering Committee composed of senior leaders from both companies is overseeing the integration process. Day-to-day management of the process is being led by a cross-functional Integration Management Team (IMT). Small teams will identify specific integration opportunities in each functional area. Associates from both Stride Rite and Payless have been identified to serve on these functional teams. See the attachment for a complete list of integration team members. The integration planning teams have an important task to complete. However, we’ve intentionally kept these teams small, so most Associates can remain focused on operating our businesses and satisfying our Customers.
“How long will the integration process take?”
The integration process will have two main phases—“Planning” and “Implementation”.
The Integration Planning phase has just begun, following a kickoff meeting a few days ago. Integration teams will identify initial recommendations by August. Integration planning will continue after August, as there are important aspects of understanding each of our businesses that we cannot begin to consider or discuss until after our companies come together. Our goal is to ensure that careful and complete thought is given to how to best capitalize on the great opportunities that will result from combining our companies.
The Implementation phase will take a number of months. We anticipate implementing some “quick wins” soon after the closing date. For example, we intend to use our combined leverage to negotiate lower rates for transportation of merchandise through the supply chain. Efficiencies such as this will be acted upon as quickly as possible. Meanwhile, it will take longer to implement changes in other aspects of our business. The integration planning teams will lay out a “roadmap” for implementing their recommendations. Ultimately, we intend to complete all aspects of integration by the close of fiscal year 2008.
“What principles will guide the integration process?”
The joint integration team agreed upon four key principles to guide their work:
•	Always operate in an open, fair and upfront manner;

•	Treat each other with mutual respect and engage in open dialogue;

•	Involve, communicate and make decisions with a sense of urgency:

•	Deliver results that will enable Collective Brands Inc. to provide exceptional shareholder value creation.
“Where can I get more information and answers to other questions?”
You have our commitment that we will provide you with timely, honest communications throughout the integration process. We will provide regular updates on next steps. We will tell you what we can, as soon as we can. And, if we cannot share information, we will tell you why.
We’ve also established an email box where you can send your questions, suggestions, or ideas (AskCollective@collectivebrandsinc.com). The integration team will either respond to your email personally, or post answers to those questions that are relevant to all Associates.
In closing, we want to thank each of you for your understanding and support as we launch the integration process. We are confident that the thoughtful and collaborative approach laid out by the integration team will yield the best ideas for integrating our companies. While the small integration planning teams are investigating those opportunities, we encourage you to remain focused on satisfying your Customers and achieving our business objectives.
Together, with the combined talents, resources and ideas of our companies, we will make Collective Brands Inc. the preeminent, consumer-centric footwear company in the world.
Best regards,
David Chamberlain and Matt Rubel
(attach list of inte gration team members - - 2 tabs)
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Stride Rite by Payless. In connection with the proposed acquisition, Payless and Stride Rite intend to file relevant materials with the SEC, including Stride Rite’s proxy statement on Schedule 14A. SHAREHOLDERS OF STRIDE RITE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING STRIDE RITE’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Stride Rite shareholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Stride Rite. Such documents are not currently available.
This communication may also be deemed to be solicitation material in respect of the proposed amendment to the certificate of incorporation of Payless. In connection with the amendment to the certificate of incorporation, Payless intends to file relevant materials with the SEC, including Payless’s proxy statement on Schedule 14A. STOCKHOLDERS OF PAYLESS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING PAYLESS’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED AMENDMENT TO PAYLESS’S CERTIFICATE OF INCORPORATION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Payless stockholders will receive information at an appropriate time on how to obtain documents related to the amendment of the certificate of incorporation for free from Payless. Such documents are not currently available.
Payless and its directors and executive officers, and Stride Rite and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Stride Rite common stock in respect of the proposed transaction. Payless and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Payless common stock in respect of the proposed amendment of Payless’s Certificate of Incorporation. Information about the directors and executive officers of Payless is set forth in Payless’ Annual Report on Form 10-K for the most recently ended fiscal year, which was filed with the SEC on April 3, 2007. Information about the directors and executive officers of Stride Rite is set forth in the proxy statement for Stride Rite’s most recent 10-K, which was filed with the SEC on February 13, 2007. Investors may obtain additional information regarding the interest of Payless and its directors and executive officers, and Stride Rite and its directors and executive officers in the proposed transaction by reading the proxy statement regarding the acquisition when it becomes available. Investors may obtain additional information regarding the interest of Payless and its directors and executive officers in the proposed amendment to Payless’s Certificate of Incorporation by reading the proxy statement regarding the amendment of the certificate of incorporation when it becomes available.

PMI Team Structure

	Tier I: Common Functions									Tier II: Parallel Ops		Tier III: Strategic Opportunities
						Inv Mgmt/						Sales/
					Distribution/	Merch Planning/	Product Devel/	Store				Wholesale/	Strategy/	Product
Team	HR	Finance	Legal	IT	Logistics	Allocation	Sourcing	Development	eCommerce	Marketing	Retail Ops	Licensing	Brand Devel	Development	International

Executive Sponsors	Jay Lentz	Frank Caruso/Rick Porzig	Michael Massey	Yusef Akyuz	Darrel Pavelka	Darrel Pavelka	Darrel Pavelka	John Smith	Eran Cohen	Eran Cohen	Steve Gish	TBD	Paul Fenaroli	Darrel Pavelka	Ted Passig

Team leads

- PSS	Ed Schloesslin	Doug Boessen	Robert Carroll	Tony Briggs/Myrl Cobb	Dave Milton	Phil Vostrejs	Mike Jeppesen	John Smith	Stephen Henderson/Peter deWeerdt	Bruce Pfannenstiel/Peter deWeerdt	Cris Beffort	TBD	Peter deWeerdt	Mike Jeppessen	TBD

- SRR	Janet DePiero	Jim Luks	Chuck Redepenning	Yusef Akyuz	Frank Caruso	Kathy Litel	Tom Montgomery/	Pam Salkovitz	Chris Langway	Shawn Neville	Jay Nannicelli
Pam Salkovitz
Shawn Neville
Craig Reingold
Richie Woodworth
Bornie DelPriore
Chuck Redepenning
IT Resource
- PSS	Mike Wind	Mike Wind	Mike Wind	—	Dennis Mahan	Jared Dolich	Jared Dolich	Mike Wind	Kevin Higgins	Rob Mullins	Dave VonFeldt
- SRR	Neil Ruocco	Neil Ruocco		—	Terry McDonald	Joe Phebus	Randi Gordman	Joe Phebus	John Wright	Yusef Akyuz	Joe Phebus	Anne Marie Legge		Randi Gordman
HR Resource	—	Bron Lewis	Paula Nepote	Bron Lewis	Ashley Michael	Paula Nepote	Todd Averett	Steve Cardwell	Paula Nepote	Paula Nepote	Betty Click

Members	Sharon Brown	Jared Radke	Jay Andrews	Mike Wind	Michael Cress	Mike Smith	Ara Ishanyan	Sue Kristainsen	Eric Dreyer		Lisa Aschenbrenner
	Kelly Burke	Mark May	Ramona Palmer-Eason	Jared Dolich	Mary Boatright	Dan Park	Len Sadosky	Greg Hultgreen			Sheri Cafer
	Bryan Lindstrom	Neil Hansen		Todd Bays	Brad Brunton		Melissa Lemon	Mark Looper
	Susan Tucker	Jeff Scannell			Don Newell			Kirk Shiney
	Sam Porritt	Gary Madsen						Mike Heck
	Sally Burk	Laurie Tietjen						Tim Devine
Danny Rose
Jim Thomas

	Kathy Baker	Gordon Johnson	Chuck Kraus	Gerry Kane	Dave Sharp	Marcy Duggan	Patty Gibson	Jay Nannicelli	Kari Anderson	Sue Dooley	Kate Sweeney
	Bev Keaton	Scott Garner		Joe Russo	Bill Carter		Hong Zeng	Kate Sweeney	Greg Pullen	Karen Pitts
	Denise Lockaby	Steve Walsh		George Walker	Bob Thompson		Donna Tierny
	Heather O’Connell	Paul Dubanowitz					David Thorpe
Derek MacDermott
Kate Sweeney
Ron King

Specific scope issues
Wave 1	HR IT	CapX approval/planning		Applications	Inbound flow		Factory base
	Benefits programs	Forecasting		Infrastructure	- Consolidation		Capacity
	Training programs	Fin Planning		Services	- Transportation		QC
	Salary administration	Consolidation		Development	Outbound flow		First Cost
	Compliance	Reporting (Int/Ext)		Communications	- Replenishment		Customs/Duties
	Performance eval	Calendar		Support	- Frequency		Scheduling/Peaks
	Development			Call Center Oppty	- Pool Pts
	Incentive Comp			Vendor Contracts	Systems/Procedures
Recruiting
OD/Effectiveness

Wave 2		Policies & Procedures	IP		eCommerce	Retail v. wholesale	Processes	R/E tools	Best practices/tools	Best practices/tools	Best practices/tools
		Governance	Litigation			MDO	Consolidation	- systems	Vendor leverage	Vendor leverage	Mall operations
		Treasury/Cash Mgmt	Corp Governance			Size Buy	PDM/PLM	- services	Fulfillment/returns	- consumer insights	Communication
		Tax	Employment Law			Replenishment		LL negotiation	Platforms	- media buys	eRecruiting
		Audit/Control Environment	Product Liab			Lot size mgmt		Facility Mgmt		- print production	Scheduling
		BD/IR	Vendor Contracts			Allocation		Construction		- paper	DM Visit Guide
		Closing				Price/Promo Mgmt		Lease admin		- licenses	Call Center Support
		Financial Systems						Occupancy Costs		CRM — platforms
		Transaction Processing						Format options (Outlet)		CRM — sharing
		Ops Finance						Non-Merch Purch
		Risk Management/Ins						Travel
LP
Retail Finance
Vendor Contracts
Post Close					Samples							All	All	All	All
Returns
POS Materials
VA Customer Svc
Apparel/Accessories DC network